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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with this Annual Report of Integrated Electrical Services, Inc. (the "Company") on Form 10-K for the period ending September 30, 2008 (the "Report"), I, Raymond K. Guba, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2008

/s/ RAYMOND K. GUBA Raymond K. Guba Senior Vice President and Chief Financial Officer

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  Exhibit 32.2